Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of this 1 day of December 2025, by and between Eye-Net Mobile Ltd., a company incorporated under the laws of the State of Israel, registration number 515847903, having its principal place of business at 7 Golda Meir St., Ness Ziona, Israel (the “Company”), Foresight Autonomous Holdings Ltd., a public company incorporated under the laws of the State of Israel, registration number 520036062 (the “Parent”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”). Each of the Company and the Investor may also be referred to herein, individually, as a “Party”, and collectively, as the “Parties”.

WHEREAS,	the Company is a development-stage technology company engaged in the design, development and commercialization of a proprietary cellular-based solution suite providing real-time pre-collision alerts to enhance road safety and situational awareness for all road users in the urban mobility environment by incorporating cutting-edge AI technology and advanced analytics; and

WHEREAS,	In March 2025, the Company completed a financing round, pursuant to which the shareholders of the Company are as listed in the table attached hereto as Exhibit A; and

WHEREAS,	the Company is a subsidiary of the Parent, which holds as of the date hereof 94.24% of the Company’s outstanding share capital, and the Parent’s securities are listed for trading on the Tel Aviv Stock Exchange (the “TASE”) and on Nasdaq Capital Market (“Nasdaq”); and

WHEREAS,	the Board of Directors of the Company (the “Board”) has determined that it is in the best interest of the Company to raise up to US $4,000,000, by means of issuance of the Company’s ordinary shares, par value NIS 0.01 each (the “Company Ordinary Shares”) on the terms and conditions more fully set out in this Agreement; and

WHEREAS,	in order to induce the Investors to invest funds in the Company, the Parent is willing to issue and allot to the Investors warrants to purchase American Depositary Shares (the “ADSs”), each representing thirty (30) ordinary shares of the Parent no par value (the “Parent Ordinary Shares”); and

WHEREAS,	the Investors desire to invest in the Company, pursuant to the terms and conditions more fully set forth in this Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	TRANSACTION

1.1. Subject to the terms and conditions hereof, the Investors agree to purchase, severally and not jointly, and the Company agrees to issue and allot to the Investors, at the Closing (as defined below), an aggregate number of up to 7,722 Company Ordinary Shares (the “Purchased Shares”) at a price per share equal to US $518 (the “PPS”), in consideration for an aggregate investment amount of up to US $4,000,000 (the “Investment Amount”), reflecting a Company’s pre-money valuation of US $55,000,000 (Fifty five million United States dollars). The Purchased Shares shall represent, immediately following the Closing, up to 6.78% of the then issued and outstanding share capital of the Company. Each Investor’s Investment Amount is set forth on the signature page hereto executed by such Investor.

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1.2. In addition, at the Closing the Parent shall issue and allot to each Investor, for no additional consideration, warrants to purchase ADSs as follows:

1.2.1.	Warrants to purchase from the Parent the number of ADSs equal to (the Investment Amount paid by such respective Investor divided by 97% of the lowest VWAP (as defined below)of the ADSs on Nasdaq during the five (5) trading days preceding the date of exercise of such warrant, but in no event at a price less than US $1.40 (the “Floor Price”)), at an exercise price per ADS of US $0.02, exercisable not later than the end of 120 days following the Effective Date (as defined below) upon the terms set forth in the form of warrant attached hereto as Schedule A (the “Series A Warrants” and the ADSs underlying the Series A Warrants, the “Series A Warrant ADSs,” respectively). Series A Warrants will not be listed for trade on the TASE or Nasdaq; however, the Series A Warrant ADSs will be listed for trade on Nasdaq as provided in Section 1.3 below and in Schedule A; and

1.2.2.	Warrants to purchase from the Parent the number of ADSs equal to the result of following calculation: (0.75 X the Investment Amount paid by such respective Investor divided by the most recent closing price of the ADSs on Nasdaq known at the Closing Date (as such term is defined below) (the “Recent ADS Price”)), at the exercise price per ADS equal to 125% of the Recent ADS Price and upon the terms set forth in the form of warrant attached hereto as Schedule B (the “Series C Warrants” and the ADSs underlying the Series A Warrants, the “Series C Warrant ADSs,” respectively; the Series A Warrants and Series C Warrants collectively the “Warrants”; the Series A Warrant ADSs and Series C Warrant ADSs collectively the “Warrant ADSs”; the Parent Ordinary Shares underlying the Warrant ADSs collectively the “Warrant Shares”). Series C Warrants will not be listed for trade on the TASE or Nasdaq; however, the Series C Warrant ADSs will be listed for trade on Nasdaq as provided in Section 1.3 below and in Schedule B.

1.2.3.	When issued in accordance with the provisions of Series A Warrants and Series C Warrants, as the case may be, the Warrant Shares shall be listed for trading on the TASE, subject to the applicable resale limitations. For the purposes of this Agreement, Warrants, Warrant ADSs and Warrant Shares collectively – the “Securities”.

1.3. For the purposes of this Section 1.2, the Term “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the ADS is then listed or quoted on a Trading Market, the daily volume weighted average price of the ADS for such date (or the nearest preceding date) on the Trading Market on which the ADS is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the ADS for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the ADS is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the ADS are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per ADS so reported, or (d) in all other cases, the fair market value of an ADS as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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1.4. Registration of the Series A and Series C Warrant ADSs. On or before the tenth Business Day following the date hereof, the Parent shall prepare and file with the U.S. Securities Exchange Commission (the “SEC”) a registration statement on Form F-3 (or if unavailable under U.S. Securities laws, a Form F-1) under the Securities Act of 1933, as amended (the “Securities Act”) covering the resale of all the Series A Warrant ADSs and the Series C Warrant ADSs (and the corresponding Warrants Shares), or the maximum number of Series A Warrant ADSs and Series C Warrant ADSs (and the corresponding Warrant Shares) as permitted by law, that the Investors purchase under this Agreement (the “Resale Registration Statement”) and shall use its reasonable best efforts to have such Resale Registration Statement declared effective as promptly as practicable (the date of such effectiveness shall be referred to as the “Effective Date”). By signing this Agreement, the Investor agrees and consents to the inclusion of the Securities in the Resale Registration Statement, as amended from time to time, and the Investor shall complete all reasonably necessary documents needed to file such Resale Registration Statement, including but not limited to a selling ADS holder questionnaire. Any costs arising out of or in connection with the foregoing shall be borne by the Parent. For the avoidance of any doubt, the number of Series A Warrant ADSs to be registered shall be up to 2,857,143 ADSs (representing 85,714,290 Parent Ordinary Shares), being the quotient of the Investment Amount divided by the Floor Price.

1.5. Compliance with the securities laws.

1.5.1.	The Securities may only be disposed of in compliance with applicable securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144 (“Rule 144”), promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as Rule 144, to the Company or to any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each a “Person”) that, directly or indirectly through one or more intermediaries, Controls, as such term is defined in the Securities Act, or is controlled by or is under common control with a Person (each an “Affiliate”) of the Investor, the Company or the Parent, as applicable, may require the transferor thereof to provide it an opinion of counsel selected by the transferor and reasonably acceptable to the Company or the Parent, the form and substance of which opinion shall be reasonably satisfactory to the Company or the Parent, to the effect that such transfer does not require registration of the Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Investor under this Agreement.

1.5.2.	If Warrant ADSs are issued to the Investor pursuant to the Warrants, the Investor agrees to the imprinting, so long as required by this Section 1.5, of a legend on any such ADSs substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, (2) PURSUANT TO RULE 144 or 144A UNDER THE SECURITIES ACT, OR (3) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES [AND THE SECURITIES ISSUABLE UPON [EXERCISE] OF THIS SECURITY] UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

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1.5.3.	Certificates evidencing the Warrant ADSs shall not contain any legend (including the legend set forth in Section 1.5.2 hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Warrant ADSs pursuant to Rule 144, (iii) if Warrant ADSs are eligible for sale under Rule 144, without the requirement for the Parent to be in compliance with the current public information required under Rule 144 as to such Warrant ADSs and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Parent shall cause its counsel to issue a legal opinion to the depositary of the Parent promptly after the respective effective date of the transfer if required by the transfer agent to effect the removal of the legend thereunder.

1.5.4.	The Investor agrees it will sell any Warrant Shares or Warrant ADSs pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Warrant Shares or Warrant ADSs are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Warrant Shares or Warrant ADSs as set forth in this Section1.5 is predicated upon the Parent’s reliance upon this understanding.

2.	OTHER AGREEMENTS OF THE PARTIES

2.1. In the event that following the Closing Date but prior to lapse of twelve month period thereafter, the Company consummates a transaction or series of related transactions for an equity investment in the Company’s securities in an aggregate amount exceeding US $1,000,000 (one million United States dollars) at a price per share underlying such transaction or series of transactions lower than the PPS (the “Next Investment”), the PPS shall be adjusted to reflect the price per share underlying such Next Investment, subject to adjustments for share splits, reverse splits and recapitalizations (the “Adjusted PPS”); provided, however, that in no event the Adjusted PPS shall reflect the Company’s pre-money valuation of less than US $30,000,000 (thirty million United States dollars). In such event, the number of Company Ordinary Shares issuable hereunder shall be increased accordingly, based on the Adjusted PPS, and on the date of closing of the Next Investment the Company shall issue to the Investor his respective amount of additional Company Ordinary Shares against payment by such Investor of the par value thereof.

2.2. From the date hereof until the Effective Date, the Parent shall be prohibited from effecting or entering into an agreement to effect any issuance by the Parent of Parent Ordinary Shares or ADSs, or any other securities of the Parent or its subsidiaries which would entitle the holder thereof to acquire at any time Parent Ordinary Shares or ADSs (the “Equivalents”), involving an at-the-market offering, at a price per ADS lower than US $2.

2.3. For a period of 60 days after the Effective Date (the “Restriction Period”), the Parent shall be prohibited from effecting or entering into an agreement to effect any issuance by the Parent of any Parent Ordinary Shares, ADSs or Equivalents involving an at-the-market offering. Following the Restricted Period, for so long as any Series A Warrants remain outstanding, the Parent shall be prohibited from effecting or entering into an agreement to effect any issuance by the Parent of any Parent Ordinary Shares, ADSs or Equivalents involving an at-the-market offering at a price per ADS lower than US $1.8

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3.	CLOSING

3.1. Closing. The issuance and allotment of the Purchased Shares and the Warrants to the Investor and the payment of the Investment Amount by the Investor (the “Closing”) shall take place remotely via the exchange of documents and signatures one (1) Business Days following the satisfaction of all of the conditions provided in Section 4 herein, or at such other time and place as the Company and the Investor shall mutually agree in writing (the “Closing Date”). Documents and signatures will be exchanged by fax and/or e-mail. For the purpose hereof, “Business Day” shall mean a day, other than Friday and Saturday or other day on which commercial banks in Tel-Aviv, Israel are authorized or required by law to be closed.

3.2. Transactions at Closing. At the Closing, the following transactions shall occur, which transactions shall be deemed to take place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

3.2.1.	The Company and the Parent shall deliver to the Investor the following documents or cause the following actions to be completed:

3.2.1.1.	A true and correct copy of the written consent of the Company’s board of directors, approving, inter alia: (i) the entering into, execution, delivery and performance of this Agreement and approving all the transactions contemplated herein; (ii) the issuance and allotment of the Purchased Shares to the Investor against payment of the Investment Amount;

3.2.1.2.	A true and correct copy of the written consent of the Parent’s board of directors, approving, inter alia: (i) the entering into, execution, delivery and performance of this Agreement and approving all the transactions contemplated herein; (ii) the issuance and allotment of the Warrants to the Investor;

3.2.1.3.	A true and correct copy of the Company’s shareholders register evidencing the issuance of the Purchased Shares;

3.2.1.4.	A true and correct copy of the Parent’s security holders register evidencing the issuance of the Warrants;

3.2.1.5.	A copy of duly completed and executed notices to the Israeli Registrar of Companies with regard to the issuance of the Purchased Shares.

3.2.2.	The Investor shall cause the transfer of the Investment Amount to the Company, by wire transfer, to the following bank account:

Bank: Bank Leumi

Address – 15 Hamanofim St., Herzliya, Israel

IBAN Number: IL320108640000083100045

Routing No.: IL010864SWIFT: LUMIILITXXX

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The wire transfer will be made in US Dollars (or in New Israeli Shekels, in accordance with the most recent representative rate of exchange published by the Bank of Israel and known on the date of Closing).

3.2.3.	The Investor shall deliver and/or procure the delivery to the Parent of any information or document with respect of the Investor and/or the transactions contemplated by this Agreement required, if so required, under any applicable laws and regulations to be filed by the Parent with the Israel Securities Authority, the TASE and/or the Nasdaq, all in substance and form to the reasonable satisfaction of the Parent.

3.2.4.	The Parent shall report all the reports required under the Israeli Securities Law, 5728-1968 and under the applicable U.S. securities laws, in connection with the transaction contemplated hereunder and the offer and sale of the Purchased Shares and the Securities.

3.3. The Investor acknowledges and is aware that upon issuance thereof in accordance with the provisions of this Agreement, in addition to the restrictions under U.S. securities set forth in Section 1.5, the Warrants, the Warrant ADSs and the Warrant Shares will be subject to restrictions on resale set forth in Section 15C of the Israeli Securities Law, 5728-1968 and the Securities Regulations (Details Regarding Sections 15A to 15C of the Law), 2000 (collectively, the “Israeli Securities Law”). The Investor hereby acknowledges that he is familiar with the aforesaid restrictions on resale and is committed to act in accordance therewith, and that the Parent accepts no responsibility for Investor’s compliance with his lock-up requirements.

3.4. The Parties acknowledge and are aware that Warrant ADSs and the Warrant Shares (if disposed in the United States or to a U.S. person), may only be disposed of in compliance with respective U.S. state and U.S. federal securities laws and will be deemed restricted securities under U.S. securities laws.

4.	CONDITIONS FOR CLOSING BY THE PARTIES

The obligation of the Investor to purchase the Purchased Shares and transfer the Investment Amount, the obligations of the Company to issue and allot the Purchased Shares and the obligations of the Parent to issue and allot the Warrants, are subject to the fulfillment by the Company and the Parent or the Investor, as the case may be, at or before the Closing, of the following conditions, any or all of which may be waived, in whole or in part, in writing, by the Investor or the Company, at their sole discretion (as applicable):

4.1. Representations and Warranties. The representations and warranties made by the Company and the Parent or the Investor in Sections 5 and 6 of this Agreement, respectively, shall have been true and correct when made and true and correct as of the Closing as if made on the date of the Closing.

4.2. Performance. All covenants, agreements and conditions contained in the Agreement to be performed or complied with by the respective party on or prior to the Closing, shall have been performed or complied with in all respects.

4.3. TASE and Nasdaq Approval. The Parent shall have received TASE’s approval and authorization to listing of the Warrant Shares on the TASE (the “TASE Approval”) and the Parent shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Warrant ADSs.

4.4. Delivery of Documents; Closing Actions. All of the documents to be delivered by the Company and the Parent pursuant to Section 3.2.1 shall have been delivered to the Investor. All other actions and transactions set forth in Section 3.2.2 shall have been completed on or prior to the Closing.

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5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT

The Company and the Parent hereby represent and warrant to the Investor as follows:

5.1. Organization. The Company and the Parent, as the case may be, is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Israel, with full corporate power and authority to enter into and perform its respective obligations under this Agreement.

5.2. Authorization; Approvals. The Company and the Parent has the full power and authority to execute, deliver and perform this Agreement and the other applicable instruments contemplated hereby or which are ancillary hereto (collectively, the “Transaction Documents”), and to consummate the transactions contemplated hereby and thereby. The Transaction Documents, when executed and delivered by or on behalf of the Company and the Parent, shall constitute the valid and legally binding obligation of the Company or the Parent, as the case may be, legally enforceable against the Company or the Parent in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws of general application affecting enforcement of creditors’ rights generally and laws relating to the availability of specific performance, injunctive relief or other equitable remedies. All corporate action on the part of the Company, the Parent and their respective shareholders, officers and directors necessary for the authorization, execution, delivery, and performance of their respective obligations under the Transaction Documents and for the authorization, issuance and sale of the Purchased Shares and the Securities, has or will be taken prior to the Closing. The Purchased Shares, when issued in accordance with the provisions hereof, shall be validly issued, fully paid, and nonassessable. The Warrant Shares, when issued in accordance with the provisions of the respective Warrant, shall be validly issued, fully paid, and nonassessable.

5.3. No Breach. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in a breach or violation of, any of the terms, conditions and provisions of: (i) the Company’s or Parents’ articles of association, (ii) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, (iii) any agreement, contract, lease, license or commitment to which the Company or the Parent is a party or to which it is subject, or (iv) applicable law. The execution, delivery and performance of this Agreement will not (a) give to others any rights, including rights of termination, cancellation or acceleration, in or with respect to any agreement, contract or commitment referred to in this paragraph, or to any of the properties of the Company or the Parent, or (b) otherwise require the consent or approval of any person, which consent or approval has not heretofore been obtained.

5.4. Capitalization. The capitalization table attached hereto as Schedule 5.4 (the “Cap Table”) sets forth the number and class of shares held by the sole shareholder of the Company, and the total number of securities of the Company prior to, and immediately following, the Closing on a fully-diluted basis. Except as set forth in Schedule 5.4, no other person or entity owns or has rights to or has been promised any shares of the Company, any securities of the Company or any rights to purchase or be issued or granted shares or securities of the Company. All of the issued and outstanding share capital of the Company has been duly authorized, validly issued, fully paid-up and non-assessable.

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5.5. Legal proceedings. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, or any of the Company’s properties or against any of its officers, directors, or employees (in their capacity as such), or that the Company has or currently intends to initiate.

5.6. Intellectual Property; Patents.

5.6.1.	No Intellectual Property Right is subject to any law, outstanding order, stipulation or agreement of the Company, restricting the use or licensing thereof; no person other than the Company has any ownership right, title, interest, claim in or lien on any of the Intellectual Property Rights; and the Company has not granted, and there are not outstanding, any options, licenses or agreements of any kind relating to any Intellectual Property Rights, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of the Intellectual Property Rights. For the purposes hereof “Intellectual Property Rights” shall mean all patents and patent applications and other registered and unregistered intellectual property rights owned by the Company, including all technology, computer software, any and all software implementations of algorithms, models and methodologies, databases and compilations, information, ideas, know-how and trade secrets related thereto or otherwise owned by the Company or in which the Company has any interest.

5.6.2.	The Company has good, valid, subsisting, unexpired and enforceable title to, free and clear of all security interests, to the Intellectual Property Rights. To the Company’s best knowledge, all Intellectual Property Rights do not infringe upon, misappropriate or violate any right, lien, or claim of others. The Company has not received any communications, written, or verbal, alleging that the Company has violated or infringed on any intellectual property rights of any third party.

5.7. Governmental Grants and Benefits. The Company has not received any substantial grants, incentives, investments, loans, benefits (including tax benefits), subsidies or allowance from any governmental or regulatory authority or any agency thereof.

5.8. Brokers. Except as set forth in Schedule 5.8, no agent, broker, investment banker, person or firm acting in a similar capacity on behalf of or under the authority of the Company or the Parent is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, on account of any action taken by the Company or the Parent in connection with any of the transactions contemplated under this Agreement.

5.9. Disclosure. The Company has provided the Investor with all information that the Investor has requested and all information that the Company believes is reasonably necessary to enable the Investor to make its decision to enter into this Agreement. Neither this Agreement (including the Schedules hereto) nor any document, information, representation or certificate made or delivered in connection herewith by the Company, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made.

5.10. Home Country Practice. Prior to the date hereof, the Parent has taken all actions required pursuant to Nasdaq Rule 5615(a)(3) to duly and validly rely on the exemption for foreign private issuers from applicable rules and regulations of the Nasdaq by adopting the home country practice (the “Home Country Practice”) in connection with the transactions contemplated hereunder (including an exemption from any Nasdaq rules that would otherwise require seeking shareholder approval in respect of such transactions). The Parent may issue the relevant Warrant ADSs and the Warrant Shares without regard to the limitations imposed by Nasdaq Rule 5635(d). So long as any Warrants are outstanding, the Parent shall comply with the Home Country Practice rules and shall not take any action to change its Home Country Practice or become subject to Nasdaq Rule 5635(d) with respect to transactions contemplated herein. The Parent’s practices in connection with the transactions contemplated hereunder are not prohibited by its home country’s laws.

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6.	REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company as follows:

6.1. Organization. To the extent the Investor is a legal entity, such Investor is duly incorporated or formed, validly existing and (where such concept is applicable) in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

6.2. Authorization; Enforceability. The Investor has full power and authority to enter into and perform its obligations under this Agreement and any Transaction Document. The Transaction Documents, when executed and delivered by or on behalf of the Investor, shall constitute a valid and legally binding obligation of the Investor, legally enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws of general application affecting enforcement of creditors’ rights generally and laws relating to the availability of specific performance, injunctive relief or other equitable remedies. To the extent the Investor is a legal entity, all corporate action on the part of the Investor necessary for the authorization, execution, delivery, and performance of all of the Investor’s obligations under the Transaction Documents, has or will be taken prior to the Closing. This Agreement has been duly executed by the Investor and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The information presented by the Investor as to its holdings in the Parent’s securities at the signature page hereto, is true and correct, and shall be true and correct as of the Closing Date.

6.3. No Conflict. The execution, delivery and performance of this Agreement by the Investor do not, and will not conflict with, or result in a breach or violation of, any of the terms, conditions and provisions of (i) the Investor’s incorporation documents (if the Investor is a legal entity), (ii) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, (iii) any agreement, contract, lease, license or commitment to which the Investor is a party or to which it is subject, or (iv) applicable law.

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6.4. Experience. The Investor either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares and the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Purchased Shares and the Securities and, at the present time, is able to afford a complete loss of such investment. The Investor acknowledges that as of the date hereof, the Parent has limited financial resources, and thus an investment in the Securities is subject to significant risk. The Investor acknowledges that it has had the opportunity to review the Transaction Documents and the Parent’s annual report on Form 20-F for the year ended December 31, 2024 filed on March 24, 2025, and reports on Form 6-K filed thereafter and other documents required to be filed and filed by the Parent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Parent was required by law or regulation to file such material) (the “SEC Reports”) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Parent concerning the terms and conditions of the offering of the Purchased Shares and the Securities and the merits and risks of investing in the Purchased Shares and the Securities; (ii) access to information about the Parent and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Parent possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

6.5. Disclosure of Information. The Investor acknowledges that (i) the Company has made available to the Investor an opportunity to discuss the terms and conditions of the contemplated transaction and the Company’s business, management and financial affairs with the Company’s management; and (ii) it has conducted its own due diligence concerning the Company’s business, assets and financial position and has received from the Company, to its full satisfaction, any information requested by the Investor and deemed by it necessary for acquisition of the Purchased Shares.

6.6. Brokers or Finders. The Investor has not entered into any engagement with any broker, finder, financial adviser or anyone acting in any similar capacity that would obligate the Company to pay a fee to any such person in connection with this Agreement or any of the transactions contemplated hereby.

6.7. No Other Representations. The Investor acknowledges that neither the Company nor the Parent has made any representations and warranties to it, except as set forth in Section 5 above.

6.8. Accredited Investor. If the Investor is an accredited investor, the Investor shall execute the applicable undertakings in the form attached hereto as Schedule C.

6.9. Qualified Investor. If the Investor is a qualified investor pursuant to the first schedule of the Israeli Securities Law (a “Qualified Investor”), the Investor undertakes, subject to any applicable laws and regulations, to provide the Company and the Parent with all necessary information and documents required at their to support his classification as a Qualified Investor, including, inter alia, a signed declaration in the form attached hereto as Schedule D.

6.10. Ordinary Course of Business. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

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7.	SUBSIDIARY OF A PUBLIC COMPANY

The Investor acknowledges that in course of this transaction the Investor may have access to information not known to the public, including Inside Information concerning the Parent. The Investor undertakes to refrain from delivering or making use of any information that may be deemed to constitute an Inside Information. For the purposes hereof, the term “Inside Information” shall have the meanings assigned to it at the Israeli Securities Law and at the Securities Act.

8.	MISCELLANEOUS

8.1. Preamble; exhibits. The preamble to this Agreement and all exhibits and schedules attached hereto form an integral part hereof.

8.2. Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

8.3. Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement and all rights and obligations hereunder may not be assigned or transferred without the prior written consent of the other party.

8.4. Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in the District of Tel Aviv and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

8.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile or as a PDF file and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.6. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.7. Notices. All notices and other communications given or made pursuant to this Agreement will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours at the place of the recipient of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) two (2) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to the Company and the Parent will be sent to their address as set forth above. Notices by email to the Company shall be addressed to the attention of Mr. Eli Yoresh – Eli@foresightauto.com with a copy to Adv. Gregory Irgo and Adv. Ido Zaborof of Lipa Meir and Co., Advocates, gregory@lipa.co.il, ido@lipa.co.il. All communications to the Investor will be sent to its address and email as set forth in the signature page below.

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8.8. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Company and the Investor.

8.9. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

8.10. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.11. Entire Agreement. This Agreement (including the exhibits and schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof.

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SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first above written.

COMPANY:	PARENT:

Eye-Net Mobile Ltd.	Foresight Autonomous Holdings Ltd.

Name:	Name:
Title:	Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTOR FOLLOWS]

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[INVESTOR SIGNATURE PAGES TO EYE-NET MOBILE LTD.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR

By:
Name:
Title:

Investment amount ($)	No. of Purchased Shares	No. of Series C Warrants	Address	Email	Attention	Number of Parent’s securities held by the Investor on the date of the Agreement

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